As filed with the SEC on_______________.                Registration No. 2-89780

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM N-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 36

                                  ------------

                            PRUCO LIFE OF NEW JERSEY
                          VARIABLE APPRECIABLE ACCOUNT
                           (Exact Name of Registrant)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 286-7754
          (Address and telephone number of principal executive offices)

                                  ------------

                                Thomas C. Castano
                               Assistant Secretary
                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                           Christopher E. Palmer, Esq.
                               Goodwin Procter LLP
                            901 New York Avenue, N.W.
                             Washington, D.C. 20001

                                  ------------

It is proposed that this filing will become effective (check appropriate space):

|X|   immediately upon filing pursuant to paragraph (b) of Rule 485

|_|   on______________________ pursuant to paragraph (b) of Rule 485
                (date)

|_|   60 days after filing pursuant to paragraph (a)(1) of Rule 485

|_|   on______________________ pursuant to paragraph (a)(1) of Rule 485
                (date)

|_| This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                                      Note:

Registrant is filing this Post-Effective Amendment No. 36 to the Registration Statement for the purpose of including in the Registration Statement a statement of additional information supplement, which replaces the depositor (i.e., insurance company) financial statements and the reports of the independent registered public accounting firm thereon appearing within the statement of additional information. The prospectus, statement of additional information and Part C that were filed as part of Post-Effective Amendment No. 35 with the SEC on April 26, 2005 are hereby incorporated by reference. Other than as set forth herein, this Post-Effective Amendment to the Registration Statement does not amend or delete any other part of the Registration Statement.

                                     PART B:

                       STATEMENT OF ADDITIONAL INFORMATION

                          PRUCO LIFE INSURANCE COMPANY
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                            Variable Appreciable Life
                             PruLife Custom Premier
                            PruLife Custom Premier II*
                      Survivorship Variable Universal Life
                                  Pruselect III
                                  MPremier VUL
                             PruLife Advisor Select

                       Supplement, dated February 9, 2006
                                       To
   Statements of Additional Information, dated May 1, 2005 (October 17, 2005*)

We are issuing this supplement solely to replace the depositor (i.e., insurance company) financial statements and the report of the independent registered public accounting firm thereon appearing within the statement of additional information for each of the above-referenced life insurance contracts with the depositor financial statements included in this supplement. In all other respects, the information contained within the statements of additional information for the above-referenced life insurance contracts remains in effect and is not otherwise superseded.

This supplement should be read and retained with the current statement of additional information for your life insurance contract. If you would like another copy of a current prospectus or a statement of additional information, please visit www.prudential.com or contact us at (800) PRU-2255. This supplement is intended to amend information in the May 1, 2005 (October 17, 2005 for PruLife Custom Premier II) statement of additional information for the variable life insurance contract you own, and is not intended to be an offer for any other variable life insurance contract referenced here that you do not own.

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2004 and December 31, 2003 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                              2004                  2003
                                                                                          ------------          ------------
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2004 -
  $874,200; and 2003 - $746,370)                                                          $    903,685          $    782,685
Policy loans                                                                                   153,359               154,659
Short-term investments                                                                          44,549                44,571
Other long-term investments                                                                      1,977                 2,765
                                                                                          ------------          ------------
  Total investments                                                                          1,103,570               984,680
Cash and cash equivalents                                                                      108,117                72,547
Deferred policy acquisition costs                                                              183,219               176,529
Accrued investment income                                                                       15,045                13,635
Reinsurance recoverables                                                                        67,411                17,850
Receivables from affiliates                                                                     17,152                17,173
Other assets                                                                                    13,789                 9,954
Separate account assets                                                                      2,112,866             1,926,301
                                                                                          ------------          ------------
TOTAL ASSETS                                                                              $  3,621,169          $  3,218,669
                                                                                          ============          ============

LIABILITIES AND STOCKHOLDER'S EQUITY LIABILITIES
Policyholders' account balances                                                           $    796,421          $    675,823
Future policy benefits and other policyholder liabilities                                      189,673               158,752
Cash collateral for loaned securities                                                           74,527                78,855
Securities sold under agreements to repurchase                                                  24,754                14,483
Income taxes payable                                                                            76,878                51,383
Other liabilities                                                                               27,788                20,317
Separate account liabilities                                                                 2,112,866             1,926,301
                                                                                          ------------          ------------
Total Liabilities                                                                            3,302,907             2,925,914
                                                                                          ------------          ------------

CONTINGENCIES (See Note 12)

STOCKHOLDER'S EQUITY
Common stock, ($5 par value; 400,000 shares, authorized; issued and outstanding
  at December 31, 2004 and December 31, 2003)                                                    2,000                 2,000
Additional paid-in-capital                                                                     168,810               168,742
Deferred compensation                                                                             (152)                 (108)
Accumulated other comprehensive income                                                          13,246                13,178
Retained earnings                                                                              134,358               108,943
                                                                                          ------------          ------------
Total Stockholder's Equity                                                                     318,262               292,755
                                                                                          ------------          ------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                                $  3,621,169          $  3,218,669
                                                                                          ============          ============

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income
Years Ended December 31, 2004, 2003 and 2002 (in thousands)
--------------------------------------------------------------------------------

                                                                               2004                 2003                2002
                                                                           -------------        ------------       -------------
REVENUES
Premiums                                                                   $      31,822        $     38,141       $      28,321
Policy charges and fee income                                                     77,872              70,060              70,444
Net investment income                                                             52,499              45,148              44,812
Realized investment gains (losses), net                                            1,885                (838)            (14,204)
Asset management fees                                                              4,976               4,029               1,264
Other income                                                                       1,947               1,717               1,709
                                                                           -------------        ------------       -------------
Total revenues                                                                   171,001             158,257             132,346
                                                                           -------------        ------------       -------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                           44,968              50,898              45,543
Interest credited to policyholders' account balances                              29,324              22,641              20,449
General, administrative and other expenses                                        60,742              55,167              56,145
                                                                           -------------        ------------       -------------
Total benefits and expenses                                                      135,034             128,706             122,137
                                                                           -------------        ------------       -------------

Income from operations before income taxes and cumulative effect of
  accounting change                                                               35,967              29,551              10,209
                                                                           -------------        ------------       -------------

Income taxes:
  Current                                                                         14,584             (15,103)             (8,717)
  Deferred                                                                        (4,216)             24,037               3,558
                                                                           -------------        ------------       -------------
Total income tax expense (benefit)                                                10,368               8,934              (5,159)
                                                                           -------------        ------------       -------------

Net income from operations before cumulative effect of accounting
  change                                                                          25,599              20,617              15,368
Cumulative effect of change in accounting principle, net of taxes                   (184)                 --                  --
                                                                           -------------        ------------       -------------
NET INCOME                                                                        25,415              20,617              15,368
                                                                           -------------        ------------       -------------

Other comprehensive income, net of tax
Increase (decrease) in net unrealized investment gains, net of taxes                (479)              3,483               5,971
Cumulative effect of accounting change, net of tax                                   547                  --                  --
                                                                           -------------        ------------       -------------
Other comprehensive income, net of tax                                                68               3,483               5,971
                                                                           -------------        ------------       -------------
COMPREHENSIVE INCOME                                                       $      25,483        $     24,100       $      21,339
                                                                           =============        ============       =============

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Stockholder's Equity
Periods Ended December 31, 2004, 2003 and 2002 (in thousands)
--------------------------------------------------------------------------------

                                                                                                       Accumulated
                                                                                                          Other          Total
                                                 Common     Paid - in      Retained      Deferred     Comprehensive   Stockholder's
                                                 Stock       Capital       Earnings    Compensation   Income (Loss)      Equity
                                                --------    ----------    ----------   ------------   -------------   -------------
Balance, January 1, 2002                        $  2,000    $  128,689    $   72,959     $      --      $   3,724      $  207,372
   Net income                                         --            --        15,368            --             --          15,368
   Adjustments to policy credits issued to
     eligible policyholders                           --            --            (1)           --             --              (1)
   Change in net unrealized investment
     gains, net of taxes                              --            --            --            --          5,971           5,971
                                                --------    ----------    ----------     ---------      ---------      ----------
Balance, December 31, 2002                         2,000       128,689        88,326            --          9,695         228,710
   Net income                                         --            --        20,617            --             --          20,617
   Contribution from Parent                           --        40,000            --            --             --          40,000
   Stock-based compensation programs                  --            53            --          (108)            --             (55)
   Change in net unrealized investment
     gains, net of taxes                              --            --            --            --          3,483           3,483
                                                --------    ----------    ----------     ---------      ---------      ----------
Balance, December 31, 2003                         2,000       168,742       108,943          (108)        13,178         292,755
   Net income                                         --            --        25,415            --             --          25,415
   Stock-based compensation programs                  --            68            --           (44)            --              24
   Cumulative effect of accounting change,
     net of taxes                                     --            --            --            --            547             547
   Change in net unrealized investment
     gains, net of taxes                              --            --            --            --           (479)           (479)
                                                --------    ----------    ----------     ---------      ---------      ----------
Balance, December 31, 2004                      $  2,000    $  168,810    $  134,358     $    (152)     $  13,246      $  318,262
                                                ========    ==========    ==========     =========      =========      ==========

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows (Restated)
Years Ended December 31, 2004, 2003 and 2002 (in thousands)
--------------------------------------------------------------------------------

                                                                                2004           2003              2002
                                                                            -----------     -----------      ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                               $    25,415     $    20,617      $     15,368
   Adjustments to reconcile net income to net cash (used in) provided by operating activities:
     Policy charges and fee income                                              (16,862)        (15,319)          (11,504)
     Interest credited to policyholders' account balances                        29,324          22,641            20,449
     Realized investment (gains) losses, net                                     (1,885)            838            14,204
     Amortization and other non-cash items                                        8,743           3,859               551
     Cumulative effect of accounting change                                         184              --                --
     Change in:
        Future policy benefits and other policyholder liabilities                30,691          24,701            11,972
        Reinsurance recoverable                                                 (49,561)         (9,671)               --
        Accrued investment income                                                 (784)          (2,344)             (892)
        Receivable from affiliates                                                   21              13            (7,416)
        Payable to affiliates                                                       431              42                40
        Deferred policy acquisition costs                                         1,773         (43,138)          (27,207)
        Income taxes payable                                                     25,877          15,778            (5,724)
        Other, net                                                                  713          (2,887)          (15,487)
                                                                            -----------     -----------      ------------
Cash Flows From (used in) Operating Activities                                   54,080          15,130            (5,646)
                                                                            -----------     -----------      ------------

CASH FLOWS USED IN INVESTING ACTIVITIES:
   Proceeds from the sale/maturity/prepayment of:
     Fixed maturities, available for sale                                       449,427         314,546           272,081
     Policy loans                                                                19,023          21,429            18,785
   Payments for the purchase of:
     Fixed maturities, available for sale                                      (547,220)       (533,088)         (331,061)
     Policy loans                                                               (10,994)        (10,781)          (11,679)
   Other long-term investments, net                                                 (86)          1,083            (2,458)
   Short-term investments, net                                                    2,443         (14,254)            2,822
                                                                            -----------     -----------      ------------
Cash Flows (Used in) Investing Activities                                       (87,407)       (221,065)          (51,510)
                                                                            -----------     -----------      ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account deposits                                              222,751         216,651           145,169
   Policyholders' account withdrawals                                          (159,664)        (76,819)          (76,956)
   Cash collateral for loaned securities, net                                    (4,328)         53,820           (11,057)
   Securities sold under agreements to repurchase, net                           10,271         (17,230)           13,199
   Contribution from Parent                                                          --          40,000                --
   Cash payments to eligible policyholders                                           --              --            (9,121)
   Net change in financing arrangements (maturities 90 days or less)               (133)            578              (808)
                                                                            -----------     -----------      ------------
Cash Flows From Financing Activities                                             68,897         217,000            60,426
                                                                            -----------     -----------      ------------
Net increase in cash and cash equivalents                                        35,570          11,065             3,270
Cash and cash equivalents, beginning of year                                     72,547          61,482            58,212
                                                                            -----------     -----------      ------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                      $   108,117     $    72,547      $     61,482
                                                                            ===========     ===========      ============

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company of New Jersey or, "the Company," is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities contracts only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company or, "Pruco Life", a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America or, "Prudential Insurance", an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or, "Prudential Financial."

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Restatement of Statements of Cash Flows

The Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002 have been restated to reflect the following:

Changes in the net receivable/payable from unsettled investment purchases and sales, previously classified within "adjustments to reconcile net income to cash provided by operating activities," have been reclassified to cash flows from investing activities, to the extent such balances pertained to investments classified as available for sale.

The net change in the policy loans receivable, previously reported in cash flows operating activities, is now reported as a component of cash flows of investing activities.

Changes in the presentation of bank overdrafts and various other items previously reported in cash flows operating activities, are now reported as a component of cash flows of financing activities.

As a result of the restatements, previously reported cash flows from (used in) operating activities, cash flows (used in) investing activities and cash flows from financing activities were increased or reduced for the years ended December 31, 2004 2003 and 2002 as follows:

                                                                             Year-Ended December 31,
                                                             ----------------------------------------------------
                                                                 2004                 2003               2002
                                                             -----------           ----------         -----------
Cash flows from (used in) operating activities:
   As originally reported                                    $    56,854           $   36,267         $     8,351
   Impact of restatements                                         (2,774)             (21,137)            (13,997)
   Revised for restatements                                  $    54,080           $   15,130         $    (5,646)
Cash flows (used in) investing activities:
   As originally reported:                                   $   (91,363)          $ (238,815)        $   (59,747)
   Impact of restatements                                          3,956               17,750               8,237
   Revised for restatements                                  $   (87,407)          $ (221,065)        $   (51,510)
Cash flows from financing activities:
   As originally reported:                                   $    70,079           $  213,613         $    54,666
   Impact of restatements                                         (1,182)               3,387               5,760
   Revised for restatements                                  $    68,897           $  217,000         $    60,426

The restatements had no impact on the total change in cash and cash equivalents within Statements of Cash Flows or on the Statements of Operations or Statements of Financial Position.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Basis of Presentation
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America or, GAAP. The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Stock Options
Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the years ended December 31, 2004 and 2003, include costs of less than $0.1 million and $0.1 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equal to the market value of Prudential Financial's Common Stock on the date of grant.

In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment," which replaces FASB Statement No. 123. SFAS 123R requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. As described above Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS 123 for all new awards granted to employees on or after January 1, 2003. SFAS 123R is effective for interim and annual periods beginning after June 15, 2005. Prudential Financial will adopt the fair value recognition provisions of this statement on July 1, 2005 for those awards issued prior to January 1, 2003. By that date, the unvested stock options issued prior to January 1, 2003, will be recognized over the remaining vesting period of approximately six months.

Prudential Financial and the Company account for non-employee stock options using the fair value method of SFAS No. 123 in accordance with Emerging Issues Task Force Issue ("EITF") No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees" and related interpretations in accounting for its non-employee stock options.

Investments
Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)."

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

substantially the same as those sold. Income and expenses related to these transactions executed within the general are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as "Net investment income." Income and expenses associated with securities loaned transactions used to generate income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased.

Deferred Policy Acquisition Costs
The Company is charged distribution expenses from Prudential's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance's general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized.

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire transfer-pricing fee is deemed to be related to the production of new annuity business and is capitalized. For life products, there is a look-through into the expenses incurred by the Prudential Insurance's agency network and expenses that are considered to be related to the production of new

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully capitalized. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized DAC is reflected in "General, administrative and other expenses" in the period such estimated gross profits are revised. DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Reinsurance recoverables and payables
Reinsurance recoverables and payables include receivables and corresponding payables associated with reinsurance arrangements with affiliates. See Note 13 for additional information about these arrangements.

Separate account assets and liabilities
Separate account assets and liabilities are reported at fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Asset management fees."

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other assets and other liabilities
The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders' account balances. As of December 31, 2004 and 2003, deferred sales inducement costs included in other assets were $11 million and $8 million, respectively.

Other assets consist primarily of reinsurance recoverables, premiums due, deferred sales inducement costs, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders' Account Balances
The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits
The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8.

Unpaid Claims
Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported ("IBNR") as of the balance sheet date. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates, and estimates of the amounts of loss we will ultimately incur on reported claims, which are based in part on our historical experience, are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference will be included in our reported results for the period of the change in estimate in the "Policyholders' benefits" caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition
Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. These contracts are discussed in further detail in
Note 8. Also, as more fully discussed in Note 8, the liability for the guaranteed minimum death benefit under these contracts is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of death benefits in excess of the account balance.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Amounts received as payment for interest-sensitive life, deferred annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Management Fees
Beginning October 1, 2002, the Company receives in accordance with a servicing agreement with Prudential Investments LLC, asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"). The PSF are a portfolio of mutual fund investments related to the Company's separate account products (see Note 13). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2003, none of the Company's derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential Financial and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New Accounting Pronouncements
In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position ("FSP") EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company's consolidated financial position or results of operations.

In December 2003, the FASB issued FIN No. 46(R), "Consolidation of Variable Interest Entities," which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. On December 31, 2003, the Company adopted FIN No. 46
(R) for all special purpose entities ("SPEs") and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46 (R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The effect of adopting SOP 03-1 was a charge of $.2 million, net of $.1 million of taxes, which was reported as a "Cumulative effect of accounting change, net of taxes" in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Other comprehensive income, net of taxes" of $.5 million, net of $.3 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, approximately $40 million in "Separate account assets" were reclassified resulting in an increase in "Fixed maturities, available for sale", as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $40 million in "Separate account liabilities" were reclassified resulting in increases in "Policyholders' account balances" as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company's consolidated financial position or results of operations.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments." Implementation Issue No. B36 indicates that a modified coinsurance arrangement ("modco"), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS

Fixed Maturities

The following tables provide additional information relating to fixed maturities as of December 31:

                                                                                                    2004
                                                                      -------------------------------------------------------------
                                                                                           Gross           Gross
                                                                       Amortized         Unrealized      Unrealized         Fair
                                                                         Cost              Gains           Losses           Value
                                                                      ----------         ----------      ----------      ----------
                                                                                              (in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. Government
  corporations and agencies                                           $   40,178         $      527      $       94      $   40,611
Foreign government bonds                                                      --                 --              --              --
Corporate securities                                                     795,984             30,808           1,788         825,004
Mortgage-backed securities                                                38,038                200             168          38,070
                                                                      ----------         ----------      ----------      ----------
Total fixed maturities, available for sale                            $  874,200         $   31,535      $    2,050      $  903,685
                                                                      ==========         ==========      ==========      ==========

                                                                                                    2003
                                                                      -------------------------------------------------------------
                                                                                           Gross           Gross
                                                                       Amortized         Unrealized      Unrealized         Fair
                                                                         Cost              Gains           Losses           Value
                                                                      ----------         ----------      ----------      ----------
                                                                                              (in thousands)

Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. Government
  corporations and agencies                                           $   31,909         $      668      $       --      $   32,577
Foreign government bonds                                                   1,024                174              --           1,198
Corporate securities                                                     699,928             36,179             964         735,143
Mortgage-backed securities                                                13,509                258              --          13,767
                                                                      ----------         ----------      ----------      ----------
Total fixed maturities, available for sale                            $  746,370         $   37,279      $      964      $  782,685
                                                                      ==========         ==========      ==========      ==========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2003, is shown below:

                                                      Available for Sale
                                                    ----------------------
                                                    Amortized      Fair
                                                      Cost         Value
                                                    ---------    ---------
                                                        (in thousands)

Due in one year or less                             $  56,439    $  56,990
Due after one year through five years                 437,557      450,027
Due after five years through ten years                271,044      283,460
Due after ten years                                    71,122       75,138
Mortgage-backed securities                             38,038       38,070
                                                    ---------    ---------
Total                                               $ 874,200    $ 903,685
                                                    =========    =========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2004, 2003, and 2002 were $394 million, $275 million, and $262 million, respectively. Gross gains of $6 million, $2 million, and $5 million, and gross losses of $4 million, $2 million, and $9 million were realized on those sales during 2004, 2003, and 2002, respectively. Proceeds from maturities of fixed maturities available for sale during 2004, 2003, and 2002 were $56 million, and $39 million, and $9 million, respectively.

Writedowns for impairments that were deemed to be other than temporary for fixed maturities were $0 million, $2.0 million, and $9 million for the years 2004, 2003 and 2002, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                 2004       2003       2002
                                               --------   --------   ---------
                                                       (in thousands)

Fixed maturities, available for sale           $ 44,375   $ 36,587   $  35,078
Policy loans                                      8,443      8,463       8,715
Short-term investments and cash equivalents       1,733      1,430       1,852
Other                                               272        535         932
                                               --------   --------   ---------
Gross investment income                          54,823     47,015      46,577
Less investment expenses                         (2,324)    (1,867)     (1,765)
                                               --------   --------   ---------
Net investment income                          $ 52,499   $ 45,148   $  44,812
                                               ========   ========   =========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Realized investment losses, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                 2004       2003       2002
                                               --------   --------   ---------
                                                       (in thousands)
Fixed maturities, available for sale           $  2,024   $ (1,123)  $ (12,690)
Derivatives and other                              (139)       285      (1,514)
                                               --------   --------   ---------
Realized investment losses, net                $  1,885   $   (838)  $ (14,204)
                                               ========   ========   =========

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2003:

                                                        Less than             Twelve months or
                                                       twelve months               more                        Total
                                                  ----------------------   ----------------------     -----------------------
                                                     Fair     Unrealized     Fair      Unrealized       Fair       Unrealized
                                                     Value      Losses       Value       Losses         Value        Losses
                                                  ----------  ----------   --------    ----------     ---------    ----------
                                                                               (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies            $   23,744   $     94    $     --    $       --     $  23,744    $      94
Corporate securities                                 208,780      1,721       3,606            67       212,386        1,788
Mortgage-backed securities                            25,005        168          --            --        25,005          168
                                                  ----------   --------    --------    ----------     ---------    ---------
Total                                             $  257,529   $  1,983    $  3,606    $       67     $ 261,135    $   2,050
                                                  ==========   ========    ========    ==========     =========    =========

As of December 31, 2004, gross unrealized losses on fixed maturities totaled approximately $2 million comprising 99 issuers. Of this amount, there was $2 million in the less than twelve months category comprising 95 issuers and $0.1 million in the greater than twelve months category comprising 4 issuers. There were no individual issuers with gross unrealized losses greater than $0.1 million. The $2 million loss of gross unrealized losses is comprised of investment grade securities. The $0.1 million of gross unrealized losses of twelve months or more were concentrated in the finance sector. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2004.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2004 and 2003, the carrying values of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $96 million and $91 million, respectively. Fixed maturities of $0.5 million at December 31, 2004 and 2003 were on deposit with governmental authorities or trustees as required by certain insurance laws.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "net income" for a period that also had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                                       Accumulated
                                                                                                                          other
                                                                                                                       Comprehensive
                                                                                                                       Income (Loss)
                                                                              Deferred                     Deferred   Related to Net
                                                          Net Unrealized       policy     Policyholders'  Income Tax    Unrealized
                                                          Gains (Losses)    Acquisition     Account       (Liability)   Investment
                                                          on Investments       Costs        Balances        Benefit   Gains (Losses)
                                                          --------------    -----------   --------------  ----------- --------------
                                                                                         (in thousands)

Balance, January 1, 2002                                   $    11,738      $   (7,134)     $   1,214      $ (2,094)    $   3,724
   Net investment gains on investments arising during
     the period                                                  3,607              --             --        (1,299)        2,308
   Reclassification adjustment for losses included in net
     income                                                     12,690               --            --        (4,568)        8,122
   Impact of net unrealized investment gains on deferred
     policy acquisition costs                                       --          (9,128)                       3,286        (5,842)
   Impact of net unrealized investment gains on
     policyholders' account balances                                                            2,161          (778)        1,383
                                                           -----------      ----------      ---------      --------     ---------
Balance, December 31, 2002                                      28,035         (16,262)         3,375        (5,453)        9,695
   Net investment gains on investments arising during
     the period                                                  7,160              --             --        (2,577)        4,583
   Reclassification adjustment for losses included in net
     income                                                      1,123              --             --          (404)          719
   Impact of net unrealized investment gains on deferred
     policy acquisition costs                                       --          (3,662)                       1,318        (2,344)
   Impact of net unrealized investment gains on
     policyholders' account balances                                --              --            821          (296)          525
                                                           -----------      ----------      ---------      --------     ---------
Balance, December 31, 2003                                      36,318         (19,924)         4,196        (7,412)       13,178
   Net investment gains on investments arising during
     the period                                                 (4,798)                                       2,043        (2,755)
   Reclassification adjustment for losses included in net
     income                                                     (2,024)                                         708        (1,316)
   Impact of net unrealized investment gains on deferred
     policy acquisition costs                                                    8,075                       (3,026)        5,049
   Impact of net unrealized investment gains on
     policyholders' account balances                                                           (1,465)          555          (910)
                                                           -----------      ----------      ---------      --------     ---------
Balance, December 31, 2004                                 $    29,496      $  (11,849)     $   2,731      $ (7,132)    $  13,246
                                                           ===========      ==========      =========      ========     =========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

4. DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                                      2004        2003          2002
                                                                  ----------   ----------    ----------
                                                                            (in thousands)
Balance, beginning of year                                        $  176,529   $  137,053    $  118,975
Capitalization of commissions, sales and issue expenses               21,374       60,669        51,974
Amortization                                                         (23,147)     (17,531)      (24,768)
Change in unrealized investment gains                                  8,463       (3,662)       (9,128)
                                                                  ----------   ----------    ----------
Balance, end of year                                              $  183,219   $  176,529    $  137,053
                                                                  ==========   ==========    ==========

Deferred acquisition costs in 2004 include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Arizona Reinsurance Captive Company or, "PARCC," discussed in Note 13 below. Ceded capitalization and amortization relating to this treaty included in the above table amounted to $37 million and $3 million, respectively, in 2004.

5. POLICYHOLDERS' LIABILITIES

Future policy benefits at December 31 are as follows:

                                                 2004         2003
                                              ----------    ---------
                                                   (in thousands)

Life insurance                                $  183,736    $ 154,410
Individual Annuities                               5,937        4,342
                                              ----------    ---------
Total future policy benefits                  $  189,673    $ 158,752
                                              ==========    =========

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates, which range from 2.50% to 7.50%.

Future policy benefits for individual annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 4.75% to 8.75%, with less than 10% of the reserves based on an interest rate in excess of 8%.

Policyholders' account balances at December 31 are as follows:

                                                   2004        2003
                                                 ---------   ---------
                                                    (in thousands)

Interest-sensitive life contracts                $ 432,460   $ 390,044
Individual annuities                               363,961     285,779
                                                 ---------   ---------
Total policyholders' account balances            $ 796,421   $ 675,823
                                                 =========   =========

Policyholders' account balances for interest-sensitive life and individual annuities represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 2.97% to 5.90% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.50% to 11.00%.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE

The Company participates in reinsurance with Prudential Insurance, PARCC and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

                                                         2004           2003              2002
                                                      ----------      ---------        ----------
                                                                    (in thousands)
Direct premiums and policy charges and fee income     $  147,511      $ 119,381        $  104,180
Reinsurance ceded                                        (37,817)       (11,180)           (5,415)
                                                      ----------      ---------        ----------
Premiums and policy charges and fee income            $  109,694      $ 108,201        $   98,765
Policyholders' benefits ceded                         $   20,028      $  11,223        $   12,929
                                                      ----------      ---------        ----------

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Statements of Financial Position, at December 31, 2004 and 2003 were $67 million and $18 million, respectively.

During 2004, the Company entered into reinsurance contracts with affiliates covering the entire life in force. As a result, all reinsurance contracts are with affiliates as of December 31, 2004. These contracts are described further in Note 13, below.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                 2004              2003               2002
                                            -------------     -------------      -------------
                                                              (in thousands)
Life insurance face amount in force         $  42,903,082     $  31,868,113      $  21,119,708
Ceded to other companies                      (37,708,317)      (17,782,119)        (9,866,510)
                                            -------------     -------------      -------------
Net amount of life insurance in force       $   5,194,765     $  14,085,994      $  11,253,198
                                            =============     =============      =============

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                            2004           2003             2002
                                         ---------       ---------       ----------
                                                      (in thousands)
Current tax (benefit) expense:
   U.S.                                  $  14,639       $ (15,103)      $   (8,975)
   State and local                             (55)             --              258
                                         ---------       ---------       ----------
Total                                       14,584         (15,103)          (8,717)
                                         ---------       ---------       ----------
Deferred tax expense (benefit):
   U.S.                                     (2,640)         23,735            3,918
   State and local                          (1,576)            302             (360)
                                         ---------       ---------       ----------
   Total                                    (4,216)         24,037            3,558
                                         ---------       ---------       ----------
Total income tax expense (benefit)       $  10,368       $   8,934       $   (5,159)
                                         =========       =========       ==========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

                                            2004           2003             2002
                                         ---------       ---------       ----------
                                                      (in thousands)
Expected federal income tax expense      $  12,589       $  10,343       $    3,573
State and local income taxes                (1,060)            197              (66)
Non taxable investment income               (1,240)         (2,583)          (8,505)
Other                                           79             977             (161)
                                         ---------       ---------       ----------
Total income tax expense (benefit)       $  10,368       $   8,934       $   (5,159)
                                         =========       =========       ==========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                         2004          2003
                                                      ---------     ----------
                                                           (in thousands)

Deferred tax assets
   Net operating loss                                 $      --     $    1,074
   Investments                                            1,661          1,673
   Other                                                    841            204
                                                      ---------     ----------
   Deferred tax assets                                    2,502          2,951

Deferred tax liabilities
   Insurance reserves                                 $   3,249     $    7,420
   Deferred acquisition costs                            46,936         48,271
   Net unrealized gains on securities                    10,324         13,075
   Other                                                  3,209             --
                                                      ---------     ----------
   Deferred tax liabilities                              63,718         68,766
                                                      ---------     ----------
Net deferred tax liability                            $  61,216     $   65,815
                                                      =========     ==========

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2003 the Company had state operating loss carryforwards of $70 million.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES (continued)

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1996. Tax years 1997 through 2001 are currently under examination. Management believes sufficient provisions have been made for potential adjustments.

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (a) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary ("anniversary contract value"). These guarantees include benefits that are payable in the event of death or annuitization.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

As of December 31, 2004, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                                                     December 31, 2004
                                                                        --------------------------------------------
                                                                          In the Event of         At Annuitization /
Variable Annuity Contracts                                                     Death                 Accumulation
---------------------------------------------------------------------   -----------------         ------------------
                                                                                  (dollars in thousands)
Return of Net Deposits
Account value                                                               $   253,843                      N/A
Net amount at risk                                                          $       395                      N/A
Average attained age of contractholders                                        61 years                      N/A
Minimum return or anniversary contract value
Account value                                                               $   743,506               $   68,612
Net amount at risk                                                          $    67,040               $        0
Average attained age of contractholders                                        63 years                       56
Average period remaining until earliest expected annuitization                      N/A                6.5 years


Market value adjusted annuities                                          Unadjusted Value           Adjusted Value
---------------------------------------------------------------------   -----------------         ------------------
Account value                                                               $    34,053               $   35,885

                                                                          December 31, 2004
                                                                        ---------------------
Variable Life, Variable Universal Life and Universal Life Contracts     In the Event of Death
---------------------------------------------------------------------   ---------------------

                                                                        (dollars in thousands)
No Lapse Guarantees
Separate account value                                                      $   417,967
General account value                                                       $    65,494
Net amount at risk                                                          $ 5,329,909
Average attained age of contractholders                                        42 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                                                          December 31, 2004
                                                                          -----------------
                                                                           (in thousands)

Equity funds                                                                $   552,820
Bond funds                                                                       78,373
Balanced funds                                                                   21,584
Money market funds                                                               23,605
Specialty funds                                                                      81
                                                                            -----------
Total                                                                       $   676,463
                                                                            ===========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The total amount of funds invested in separate account investment options for variable life, variable universal life and universal life contracts with guarantees was $418 million at December 31, 2004.

In addition to the above mentioned amounts invested in separate account investment options, $321 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits."

                                              Guaranteed Minimum
                                                Death Benefit
                                                    (GMDB)
                                              ------------------
                                                (in thousands)

Balance as of January 1, 2004                   $       1,633
   Incurred guarantee benefits                            762
   Paid guarantee benefits                             (1,154)
                                                -------------
Balance as of December 31, 2004                 $       1,241
                                                =============

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Other assets." The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                              Sales Inducements
                                              -----------------
                                               (in thousands)

Balance as of January 1, 2004                   $       7,879
   Capitalization                                       4,461
   Amortization                                        (1,225)
                                                -------------
Balance as of December 31, 2004                 $      11,115
                                                =============

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $57 million, $(60) million, and $(45) million for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory surplus of the Company amounted to $148 million and $90 million at December 31, 2004 and 2003, respectively. The statutory losses in 2003, and 2002 were primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses, which are not deferred under statutory accounting, and from increases to reserves. During 2004, the Company obtained reinsurance on the term life business from a captive affiliate, mitigating the surplus strain on that business. The agreement is discussed further in Note 13.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance or, "Codification," which replaced the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provided guidance for areas where statutory accounting had been silent and changed current statutory accounting in certain areas. The Company adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $7 million, primarily relating to the recognition of deferred tax assets.

The Company is subject to New Jersey law. The maximum amount of dividends, which can be paid by State of New Jersey insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to N.J.S.A.17:27A-4.c(2)(b). There have been no dividend payments to the Company's parent in 2004, 2003 or 2002. However, the Company received a $40 million capital contribution from its Parent during 2003.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 for a discussion of derivative instruments.

Fixed maturities
The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer's credit quality have been the more significant factors in determining fair values.

Policy loans
The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
See note 11 for disclosure of fair value on these instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and fair values of the Company's financial instruments at December 31:

                                                                    2004                         2003
                                                        ----------------------------   -----------------------------
                                                          Carrying           Fair        Carrying          Fair
                                                           Value             Value        Value            Value
                                                        ------------    ------------   ------------    -------------
                                                                              (in thousands)
Financial assets:
   Fixed maturities, available for sale                 $    903,685    $     903,685  $    782,685    $     782,685
   Policy loans                                              153,359          175,090       154,659          179,308
   Short-term investments                                     44,549           44,549        44,571           44,571
   Cash and cash equivalents                                 108,117          108,117        72,547           72,547
   Separate account assets                                 2,112,866        2,112,866     1,926,301        1,926,301
Financial liabilities:
   Investment contracts                                 $    398,615    $     398,615  $    312,635    $     312,635
   Cash collateral for loaned securities                      74,527           74,527        78,855           78,855
   Securities sold under agreements to repurchase             24,754           24,754        14,483           14,483
   Separate account liabilities                            2,112,866        2,112,866     1,926,301        1,926,301

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments
Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

12. CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Contingencies
On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Proceedings
The Company is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

The Company has received formal requests for information relating to its variable annuity business from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General's office. As part of a broad initiative by the NAIC, the Company has received a request for information from the New Jersey Department of Banking and Insurance related to producer compensation and fee arrangements. It is possible that other regulators will issue similar requests.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (Continued)

Affiliated Asset Management Fee Income
Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance
The Company has sold two Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance. The cash surrender value included in separate accounts was $462 million and $430 million at December 31, 2004 and December 31, 2003, respectively. Fees related to the COLI policies were $4 million, $3 million and $7 million for the years ending December 31, 2004, 2003 and 2002, respectively.

Reinsurance with Affiliates
PARCC
In September 2004, the Company entered into an agreement to reinsure its term life insurance with an affiliated company, PARCC. The Company reinsures with PARCC 90 percent of the risks under such policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

The coinsurance agreement with PARCC also replaces the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. There was no net cost associated with the initial transaction. Reinsurance recoverables related to this agreement were $56 million as of December 31, 2004.

Prudential Insurance
In December 2004, the Company recaptured the excess of loss reinsurance agreement with Prudential and replaced it with a revised yearly renewable term agreement to reinsure all risks, not otherwise reinsured. Reinsurance recoverables related to this agreement were $8 million as of December 31, 2004. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Affiliated premiums ceded from these life reinsurance agreements for the periods ended December 31, 2004, 2003, and 2002 were $27 million, $1 million, and $1 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2004, 2003, and 2002 from these life reinsurance agreements are $16 million in 2004, $0 in 2003, and $8 million in 2002.

Debt Agreements
The Company and its parent, Pruco Life, have a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility for the Company and its parent cannot be more than $800 million. As of December 31, 2004 and 2003, there was $99 million and $93 million, respectively, of asset-based financing. There is no outstanding debt to Prudential Funding, LLC as of December 31, 2004 or December 31, 2003.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2004 and 2003 are summarized in the table below:

                                                                               Three months ended
                                                                ----------------------------------------------------
                                                                March 31      June 30   September 30     December 31
                                                                --------     --------   ------------     -----------
                                                                                  (in thousands)
2004
Total revenues                                                  $ 44,907     $ 46,297     $ 40,500        $ 39,297
Total benefits and expenses                                       35,106       39,646       33,536          26,746
Income from operations before income taxes and cumulative
  effect of accounting change                                      9,801        6,651        6,964          12,551
Net income                                                         6,912        4,774        6,432           7,297

                                                                                  (in thousands)
2003
Total revenues                                                  $ 35,410     $ 42,421     $ 38,893        $ 41,533
Total benefits and expenses                                       32,104       33,770       33,297          29,535
Income from operations before income taxes and cumulative
  effect of accounting change                                      3,306        8,651        5,596          11,998
Net income                                                         2,633        5,932        3,229           8,823

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" as of January 1, 2004, and the fair value provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation" as of January 1, 2003.

As described in Note 2 to the Financial Statements, the Company has restated its 2004, 2003 and 2002 financial statements.


PricewaterhouseCoopers LLP
New York, New York
March 25, 2005, except the first paragraph of Note 2, for which the date is February 9, 2006

                                     PART C:

                                OTHER INFORMATION

Item 27. EXHIBITS

      Exhibit number                        Description of Exhibit

      (n) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

------------------------------------------

  (Note 1)   Filed herewith.

                                   Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 9th day of February, 2006.

(Seal)        Pruco Life of New Jersey Variable Appreciable Account
                                  (Registrant)

                 By: Pruco Life Insurance Company of New Jersey
                                   (Depositor)

Attest:   /s/  Thomas C. Castano                   By: /s/ Bernard J.Jacob
          -----------------------------                -------------------------
          Thomas C. Castano                            Bernard J. Jacob
          Assistant Secretary                          President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 36 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 9th day of February, 2006.

               Signature and Title
               -------------------

/s/*
--------------------------------------------
John Chieffo
Vice President and Chief Accounting Officer

/s/*
--------------------------------------------
James J. Avery, Jr.
Director

/s/*                                              *By: /s/ Thomas C.Castano
--------------------------------------------           -------------------------
C. Edward Chaplin                                      Thomas C. Castano
Director                                               (Attorney-in-Fact)

/s/*
--------------------------------------------
Helen M. Galt
Director

/s/*
--------------------------------------------
Ronald P. Joelson
Director

/s/*
--------------------------------------------
David R. Odenath, Jr.
Director

                                  EXHIBIT INDEX

Item 27.

(n) Auditor Consent      Consent of PricewaterhouseCoopers LLP, Independent   C-
                         Registered Public Accounting Firm.